-------------------------------------------------------------------------------
                                                        Monthly Operating Report
---------------------------------------------------
CASE NAME:        THE PHOENIX GROUP CORPORATION               ACCRUAL BASIS
---------------------------------------------------

---------------------------------------------------
CASE NUMBER:     02-47107-DML

                         United States Bankruptcy Court

                           Northern District of Texas

                               Ft. Worth Division

                            Monthly Operating Report

                          Month Ending: September 30, 2002



I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis-1 through Accrual Basis - 7) and the accompanying attachments and these documents are true, correct, and complete. Declaration of the preparer is based on all information of which preparer has any knowledge.



Responsible party:


/s/ J. MICHAEL POSS                                  CEO
---------------------------------------------        ---------------------------
  Original Signature of responsible party                     Title

J. MICHAEL POSS                                      as of October 20, 2002
---------------------------------------------        ---------------------------
   Printed name of responsible Party                          Date

Preparer:

/s/ J. MICHAEL POSS                                  CFO
---------------------------------------------        ---------------------------
 Original Signature of responsible party                      Title


J. MICHAEL POSS                                      as of October 20, 2002
---------------------------------------------        ---------------------------
   Printed name of responsible Party                          Date

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Monthly Operating Report
------------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 1
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
------------------------------------------------------------------------------------------------------------------------------------
 COMPARATIVE BALANCE SHEET
                                                                          SCHEDULE         MONTH           MONTH           MONTH
 ASSETS                                                                    AMOUNT         Aug. 2002       Sep. 2002
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1   UNRESTRICTED CASH *                                                     None          (7,141.00)        (25,870.91)
------------------------------------------------------------------------------------------------------------------------------------
2   RESTRICTED CASH
------------------------------------------------------------------------------------------------------------------------------------
3   TOTAL CASH                                                              None          (7,141.00)        (25,870.91)
------------------------------------------------------------------------------------------------------------------------------------
4   ACCOUNTS RECEIVABLE ( NET)
------------------------------------------------------------------------------------------------------------------------------------
5   INVENTORY
------------------------------------------------------------------------------------------------------------------------------------
6   NOTES RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
7   PREPAID EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
8   OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
9   TOTAL CURRENT ASSETS                                                                  (7,141.00)        (25,870.91)
------------------------------------------------------------------------------------------------------------------------------------
10  PROPERTY PLANT & EQUIPMENT                                                            24,038.40          24,038.40
------------------------------------------------------------------------------------------------------------------------------------
11  LESS: ACCUMULATED DEPRECIATION / DEPLETION                                             3,102.99           3,102.99
------------------------------------------------------------------------------------------------------------------------------------
12  NET PROPERTY PLANT EQUIPMENT                                       20,000.00          20,935.41          20,935.41
------------------------------------------------------------------------------------------------------------------------------------
13  DUE FROM INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
14  OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
15  OTHER (ATTACH LIST)  See ACCRUAL BASIS - 1 Page 2 of 2         55,250,000.00         250,000.00         250,000.00
------------------------------------------------------------------------------------------------------------------------------------
16  TOTAL ASSETS                                                                         263,794.41         245,064.50
------------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
17  ACCOUNTS PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
18  TAXES PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
19  NOTES PAYABLE                                                                         50,000.00          50,000.00
------------------------------------------------------------------------------------------------------------------------------------
20  PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------------------------------
21  SECURED DEBT
------------------------------------------------------------------------------------------------------------------------------------
22  OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
23  TOTAL POSTPETITION LIABILITIES                                                        50,000.00          50,000.00
------------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
24  SECURED DEBT                                                    2,000,000.00       2,000,000.00       2,000,000.00
------------------------------------------------------------------------------------------------------------------------------------
25  PRIORITY DEBT
------------------------------------------------------------------------------------------------------------------------------------
26  UNSECURED DEBT  **                                             16,568,285.93      11,568,285.93      11,568,285.93
------------------------------------------------------------------------------------------------------------------------------------
27  OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
28  TOTAL REPETITION LIABILITIES                                                      13,568,285.93      13,567,285.93
------------------------------------------------------------------------------------------------------------------------------------
29  TOTAL LIABILITIES                                              18,568,285.93      13,618,285.93      13,617,285.93
------------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------------
30  PREPETITION OWNERS EQUITY                                                        (13,348,350.52)    (13,348,350.52)
------------------------------------------------------------------------------------------------------------------------------------
31  POST PETITION CUMULATIVE PROFIT OR (LOSS)                                             (6,141.00)        (23,870.91)
------------------------------------------------------------------------------------------------------------------------------------
32  DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------------------------
33  TOTAL EQUITY                                                                     (13,354,491.52)    (13,372,221.43)
------------------------------------------------------------------------------------------------------------------------------------
34  TOTAL LIABILITIES & OWNERS EQUITY                                                    263,794.41         245,064.50
------------------------------------------------------------------------------------------------------------------------------------

*    Debtor maintains no checking accounts. The activity detailed herein represents the operations of PXGP
     Management, Inc. (a wholly-owned subsidiary of Debtor).

**   Unsecured Debt of $16,568,285.93 per Schedule included $5,000,000.00 of debt on which the Debtor is a guarantor. The primary obligation for this debt is shown on the books of Americare Management, Inc (Case
     # 02-47106 - DML).

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Monthly Operating Report
------------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 1
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Page 2 of 2
------------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
------------------------------------------------------------------------------------------------------------------------------------

                                                                              SCHEDULE          Aug. 2002
Stock of InterLink Home Health Care, Inc.                                50,000,000.00
Stock of Lifeline Management Group, Inc.                                  5,000,000.00
Option to acquire Homecare Dimensions, Inc.                                 250,000.00         250,000.00
                                                                            ----------         ----------
                                                                         55,250,000.00         250,000.00

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     MONTH          MONTH             MONTH            QUARTER
REVENUES                                                            Aug. 2002       Sep.2002                            TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1     GROSS REVENUES                                                29,000.00        47,500.00
-----------------------------------------------------------------------------------------------------------------------------------
2     LESS: RETURNS & DISCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
3     NET REVENUE                                                   29,000.00        47,500.00
-----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------------------
4     MATERIAL
-----------------------------------------------------------------------------------------------------------------------------------
5     DIRECT LABOR
-----------------------------------------------------------------------------------------------------------------------------------
6     DIRECT OVERHEAD
-----------------------------------------------------------------------------------------------------------------------------------
7     TOTAL COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------------------
8     GROSS PROFIT                                                  29,000.00        47,500.00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
9     OFFICER / INSIDER COMPENSATION                                26,160.00        43,900.00
-----------------------------------------------------------------------------------------------------------------------------------
10    SELLING AND MARKETING
-----------------------------------------------------------------------------------------------------------------------------------
11    GENERAL & ADMINISTRATIVE                                       7,668.00        19,198.85
-----------------------------------------------------------------------------------------------------------------------------------
12    RENT & LEASE                                                   1,313.00         1,313.00
-----------------------------------------------------------------------------------------------------------------------------------
13    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
14    TOTAL OPERATING EXPENSES                                      35,141.00        64,411.85
-----------------------------------------------------------------------------------------------------------------------------------
15    INCOME BEFORE NON-OPERATING INCOME AND EXPENSE                (6,141.00)      (16,911.85)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
16    NON-OPERATING INCOME
-----------------------------------------------------------------------------------------------------------------------------------
17    NON-OPERATING EXPENSE
-----------------------------------------------------------------------------------------------------------------------------------
18    INTEREST EXPENSE                                                                  818.06
-----------------------------------------------------------------------------------------------------------------------------------
19    DEPRECIATION / DEPLETION
-----------------------------------------------------------------------------------------------------------------------------------
20    AMORTIZATION
-----------------------------------------------------------------------------------------------------------------------------------
21    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
22    NET OTHER INCOME & EXPENSE                                         None           818.06
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
23    PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------------------------
24    U.S. TRUSTEE FEES
-----------------------------------------------------------------------------------------------------------------------------------
25    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
26    TOTAL REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
27    INCOME TAX
-----------------------------------------------------------------------------------------------------------------------------------
28    NET PROFIT (Loss)                                             (6,141.00)      (17,729.91)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 3
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                 MONTH            MONTH            MONTH           QUARTER
DISBURSEMENTS                                                   Aug. 2002          Sep. 2002                         TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1    CASH - BEGINNING OF MONTH                                     0.00        (7,141.00)
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
2    CASH SALES
-----------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------------
3    PREPETITION                                              29,000.00        47,500.00
-----------------------------------------------------------------------------------------------------------------------------------
4    POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
5    TOTAL OPERATING RECEIPTS                                 29,000.00        47,500.00
-----------------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------------
6    LOANS & ADVANCES (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
7    SALE OF ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
8    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
9    NON OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------------------------
10   TOTAL RECEIPTS                                           29,000.00        47,500.00
-----------------------------------------------------------------------------------------------------------------------------------
11   TOTAL CASH AVAILABLE                                     29,000.00        40,359.00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
12   NET PAYROLL                                              26,160.00        43,900.00
-----------------------------------------------------------------------------------------------------------------------------------
13   PAYROLL TAXES PAID
-----------------------------------------------------------------------------------------------------------------------------------
14   SALES, USE & OTHER TAXES PAID
-----------------------------------------------------------------------------------------------------------------------------------
15   SECURED / RENTAL/ LEASES                                  1,313.00         1,313.00
-----------------------------------------------------------------------------------------------------------------------------------
16   UTILITIES                                                   125.64
-----------------------------------------------------------------------------------------------------------------------------------
17   INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
18   INVENTORY PURCHASES
-----------------------------------------------------------------------------------------------------------------------------------
19   VEHICLE EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
20   TRAVEL                                                                     7,645.17
-----------------------------------------------------------------------------------------------------------------------------------
21   ENTERTAINMENT
-----------------------------------------------------------------------------------------------------------------------------------
22   REPAIRS & MAINTENANCE
-----------------------------------------------------------------------------------------------------------------------------------
23   SUPPLIES
-----------------------------------------------------------------------------------------------------------------------------------
24   ADVERTISING
-----------------------------------------------------------------------------------------------------------------------------------
25   OTHER (ATTACH LIST)                                       8,542.36        13,371.74
-----------------------------------------------------------------------------------------------------------------------------------
26   TOTAL OPERATING DISBURSEMENTS                            36,141.00        66,229.91
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
27   PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------------------------
28   U.S. TRUSTEE FEES
-----------------------------------------------------------------------------------------------------------------------------------
29   OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
30   TOTAL REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
31   TOTAL DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
32   NET CASH FLOW
-----------------------------------------------------------------------------------------------------------------------------------
33   CASH - END OF MONTH                                      (7,141.00)      (25,870.91)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 3
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Page 2 of 2
-----------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
-----------------------------------------------------------------------------------------------------------------------------------
       Line 25 Other Operating Disbursements

            Accounting services                                       6,937.50
            Credit card payments                                      1,000.00
            Interest expense                                            818.06
            Office supplies                                              77.49
            Courier                                                     290.85
            Communications                                            1,288.89
            Moving expense                                            2,124.40
            Investor relations                                          180.00
            Transportation service                                     654.55
              Total Other Operating Disbursements                    13,371.74
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULE           MONTH            MONTH            MONTH
 ACCOUNTS RECEIVABLE AGING                                      AMOUNT          Aug. 2002
-----------------------------------------------------------------------------------------------------------------------------------
 1   0 - 30
-----------------------------------------------------------------------------------------------------------------------------------
 2   31 - 60
-----------------------------------------------------------------------------------------------------------------------------------
 3   61 - 90
-----------------------------------------------------------------------------------------------------------------------------------
 4   91+
-----------------------------------------------------------------------------------------------------------------------------------
 5   TOTAL ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------------
 6   AMOUNT CONSIDERED UNCOLLECTIBLE
-----------------------------------------------------------------------------------------------------------------------------------
 7   ACCOUNTS RECEIVABLE (NET)                                                     None              None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES & PAYABLES                                            MONTH:  SEPTEMBER 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                0 - 30          31 - 60           61 - 90            91+
 TAXES  PAYABLES                                 DAYS             DAYS             DAYS              DAYS            TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
 1   FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
 2   STATE
-----------------------------------------------------------------------------------------------------------------------------------
 3   LOCAL                                                                                             7,527.28        7,527.28
-----------------------------------------------------------------------------------------------------------------------------------
 4   OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
 5   TOTAL TAXES PAYABLE                         None             None             None               $7,527.28       $7,527.28
-----------------------------------------------------------------------------------------------------------------------------------
 6   ACCOUNTS PAYABLE                            None             None             None            1,759,588.02    1,759,588.02
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES                                                      MONTH:  AUGUST 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                                WITHHELD
                                                                BEGINNING        AND/OR             AMOUNG         ENDING TAX
       FEDERAL                                                    TAX           ACCRUED              PAID           LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
 1   WITHHOLDING **  (1)                                          None             None             Nopne            None
-----------------------------------------------------------------------------------------------------------------------------------
 2   FICA-EMPLOYEE **  (1)                                        None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 3   FICA-EMPLOYER **  (1)                                        None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 4   UNEMPLOYMENT  (1)                                            None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 5   INCOME  (2)                                                  None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 6   OTHER (ATTACH LIST)                                          None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 7   TOTAL FEDERAL TAXES                                          None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
 8   WITHHOLDING  (1)                                             None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 9   SALES  (3)                                                   None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 10  EXCISE  (4)                                                  None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 11  UNEMPLOYMENT  (1)                                            None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 12  REAL PROPERTY  (5)                                           None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 13  PERSONAL PROPERTY                                            None          7,527.28             None         7,527.28
-----------------------------------------------------------------------------------------------------------------------------------
 14  OTHER (ATTACH LIST)                                          None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 15  TOTAL STATE & LOCAL                                          None             None              None            None
-----------------------------------------------------------------------------------------------------------------------------------
 16  TOTAL TAXES                                                  None          7,527.28             None         7,527.28
-----------------------------------------------------------------------------------------------------------------------------------

*    The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.

**   Attach photocopies of IRS Form 6123 of your FTD coupon and payment receipt to verify payment or deposit
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Debtor is a holding company with no employees.
(2)  Debtor's IRS Form 1120 (U.S. Corporation Income Tax Return) for the calendar year ending December 31,
     2001 (filed 9-15-02) reports a net operating loss carryforward of $48,302,006.
(3)  Debtor's activities are not subject to state sales taxes.
(4)  Debtor's activities are not subject to excise taxes.
(5)  Debtor owns no real property.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 5
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
-----------------------------------------------------------------------------------------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investments accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


------------------------------------------------------------------------------------------------------------------------------------
                                                    MONTH: August 21, 2002      MONTH: August 21, 2002
                                                    thru August 31, 2002        thru August 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                    ACCOUNT #1              ACCOUNT #2               ACCOUNT #3
------------------------------------------------------------------------------------------------------------------------------------
 A   BANK:                                              Wells Fargo             Wells Fargo                               TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 B   ACCOUNT NUMBER:                                    4950029223              4496883083
------------------------------------------------------------------------------------------------------------------------------------
 C   PURPOSE: (TYPE)                                Checking (1) & (2)         Checking (2)
------------------------------------------------------------------------------------------------------------------------------------
 1   BALANCE PER BANK STATEMENT                              0.00                  3,321.50
------------------------------------------------------------------------------------------------------------------------------------
 2   ADD: TOTAL DEPOSITS NOT CREDITED                        0.00                      0.00
------------------------------------------------------------------------------------------------------------------------------------
 3   SUBTRACT: OUTSTANDING CHECKS                      (31,277.89)                     0.00
------------------------------------------------------------------------------------------------------------------------------------
 4   OTHER RECONCILING ITEMS                            31,277.89                (29,192.41)
------------------------------------------------------------------------------------------------------------------------------------
 5   MONTH END BALANCE PER BOOKS                             0.00                (25,870.91)
------------------------------------------------------------------------------------------------------------------------------------
 6   NUMBER OF LAST CHECK WRITTEN                       10226              Not applicable
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                DATE OF          TYPE OF       PURCHASE  CURRENT
BANK, ACCOUNT NAME &  NUMBER:                                                  PURCHASE         INSTRUMENT      PRICE     VALUE
------------------------------------------------------------------------------------------------------------------------------------
 7   [None]
------------------------------------------------------------------------------------------------------------------------------------
 8
------------------------------------------------------------------------------------------------------------------------------------
 9
------------------------------------------------------------------------------------------------------------------------------------
 10
------------------------------------------------------------------------------------------------------------------------------------
 11  TOTAL INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
 12  CURRENCY ON HAND                                                                                                        None
------------------------------------------------------------------------------------------------------------------------------------
 13  TOTAL CASH - END OF MONTH                                                                                               None
------------------------------------------------------------------------------------------------------------------------------------

(1)  This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083
(2)  See Footnote * at Accrual - 1 for explanation of activity in this account.


petition checks included in the outstanding checks at 8-31-02

                                                   1164                818.06
                                                   1165
                                                   1166              2,156.25
                                                  10179              3,800.00
                                                  10180              3,800.00
                                                  10198              3,800.00
                                                  10204                500.00
                                                  10205              1,000.00
                                                  10206                394.01
                                                  10207                101.29
                                                  10208                246.15
                                                  10209              2,124.40
                                                  10210                129.55
                                                  10211                 77.49
                                                  10212                 42.74
                                                  10213                189.56
                                                  20214              1,313.00
                                                  10215
                                                  10216                525.00
                                                  20217                180.00
                                                  10218                500.00
                                                  10220              3,400.00
                                                  10222              3,800.00
                                                  10226              2,380.39
                                                  Total             31,277.89

petition checks included in the outstanding checks at 8-31-02

                                                  10117                593.00
                                                  10139                230.04

                                                  Total                823.04

 Total outstanding checks per bank reconciliation                   32,100.93                 37,193.43  Per bank rec.
                                                                                               3,000.00 Woodson check prepetition
 Month-end balance per books                                                                   2,092.50 Check issued in error
   Balance at 8-31-02                                               (7,141.00)                32,100.93
     Deposits made in September                                     47,500.00
     Checks written in September                                   (66,229.91)
     Book balance at 9-30-02                                       (25,870.91)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 6
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            MONTH: August 2002
-----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101
(31) (a)-(f) of the U.S. Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.) attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
                                      INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                               TYPE OF                                  TOTAL PAID TO
                   NAME                        PAYMENT                  AMOUNT PAID        DATE
------------------------------------------------------------------------------------------------------------------------------------
1  Gary Castleberry                           Compensation                7,600.00       11,400.00
------------------------------------------------------------------------------------------------------------------------------------
2  Shane Hartman                              Compensation               10,800.00       16,200.00
------------------------------------------------------------------------------------------------------------------------------------
3  Michael Poss                               Compensation                7,600.00       11,400.00
------------------------------------------------------------------------------------------------------------------------------------
4  Ron Lusk                                   Compensation                7,600.00       11,400.00
------------------------------------------------------------------------------------------------------------------------------------
5  Robert L. Woodson III                      Compensation                    0.00        3,500.00
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO INSIDERS                                                            53,900.00
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
               NAME                          DATE OF COURT
                                               ORDER                                                                     TOTAL
                                             AUTHORIZING                                                   TOTAL PAID   INCURRED &
                                               PAYMENT                AMOUNT APPROVED      AMOUNT PAID      TO DATE      UNPAID *
-----------------------------------------------------------------------------------------------------------------------------------
1  Kirkpatrick & Lockhart                                                                  50,000.00       50,000.00
-----------------------------------------------------------------------------------------------------------------------------------
2  Kirkpatrick & Lockhart                                                                  25,000.00       25,000.00
-----------------------------------------------------------------------------------------------------------------------------------
3  Holland & Knight                                                                        25,000.00       25,000.00
-----------------------------------------------------------------------------------------------------------------------------------
4
-----------------------------------------------------------------------------------------------------------------------------------
5
-----------------------------------------------------------------------------------------------------------------------------------
6                                               None                       None           100,000.00       100,000.00        None
-----------------------------------------------------------------------------------------------------------------------------------
*  Include all fees incurred both approved and unapproved
-----------------------------------------------------------------------------------------------------------------------------------

** These professional fees also cover the expenses associated with the preparation of the bankruptcy petition for Debtor's wholly-owned subsidiary, Americare Management, Inc. (Case Number 02 - 47106 - DML).

-----------------------------------------------------------------------------------------------------------------------------------
                   Postpetition status of secured notes, leases payable and adequate protection payments
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                               SCHEDULED
                                                                MONTHLY           AMOUNTS PAID        TOTAL UNPAID
                   NAME OF CREDITOR                             PAYMENT           DURING MONTH        POSTPETITION
-------------------------------------------------------------------------------------------------------------------

1  The Homes of Prairie Spring                                 1,313.00             1,313.00
-------------------------------------------------------------------------------------------------------------------
2
-------------------------------------------------------------------------------------------------------------------
3
-------------------------------------------------------------------------------------------------------------------
4
-------------------------------------------------------------------------------------------------------------------
5
-------------------------------------------------------------------------------------------------------------------
6  TOTAL                                                       1,313.00             1,313.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Monthly Operating Report
-----------------------------------------------------------------------------------------------------------------------------------
 CASE NAME:        THE PHOENIX GROUP CORPORATION                                                            ACCRUAL BASIS - 7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 CASE NUMBER:     02-47107-DML
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            MONTH: August 2002
-----------------------------------------------------------------------------------------------------------------------------------
 Questionnaire
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        YES                  NO
-----------------------------------------------------------------------------------------------------------------------------------
 1  Have any assets been sold or transferred outside the normal course of business
    this reporting period?                                                                                                    X
-----------------------------------------------------------------------------------------------------------------------------------
 2  Have any funds been disbursed from any account other than a debtor in possession account?
    Explanation:  See Footnote * at ACCRUAL - 1, Page 1 of 2                                             X
-----------------------------------------------------------------------------------------------------------------------------------
 3  Are any post petition receivables (accounts, notes, or loans) due from related parties?                                   X
-----------------------------------------------------------------------------------------------------------------------------------
 4  Have any payments been made on prepetition liabilities this reporting period?
    Explanation:  PaymentsXon corporate credit cards totaling $1,000.00 were made during
    the reporting period. See ACCRUAL - 3 at Page 2 of 2.                                                X
-----------------------------------------------------------------------------------------------------------------------------------
 5  Have any postpetition loans been received by the debtor from any party?                                                   X
-----------------------------------------------------------------------------------------------------------------------------------
 6  Are any postpetition payroll taxes due?                                                                                   X
-----------------------------------------------------------------------------------------------------------------------------------
 7  Are any postpetition state or federal income taxes past due?                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
 8  Are any postpetition real estate taxes past due?                                                                          X
-----------------------------------------------------------------------------------------------------------------------------------
 9  Are any other postpetition taxes past due?                                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
 10  Are any amounts owed to postpetition creditors delinquent?                                                               X
-----------------------------------------------------------------------------------------------------------------------------------
 11 Have any prepetition taxes been paid during the reporting period?                                                         X
-----------------------------------------------------------------------------------------------------------------------------------
 12  Are any wage payments past due?                                                                                          X
-----------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "yes" provide a detailed explanation of each item. Attach additional sheets if necessary.

-----------------------------------------------------------------------------------------------------------------------------------
 Insurance
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        YES                  NO
-----------------------------------------------------------------------------------------------------------------------------------
 1  Are workers compensation, general liability, and other necessary insurance coverage's in effect?     X
-----------------------------------------------------------------------------------------------------------------------------------
 2  Are all premium payments paid current?                                                               X
-----------------------------------------------------------------------------------------------------------------------------------
 3  Please itemize policies below
-----------------------------------------------------------------------------------------------------------------------------------

 If the answer to any of the above any of the above questions is "no," or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below.
 Attach additional sheets if necessary.


-----------------------------------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Payment Amount
Type of Policy                                                                  Carrier          Period Covered      & Frequency
-----------------------------------------------------------------------------------------------------------------------------------
  General liability and professional liability                                Chicago Insurance     7/16/2002 to
                                                                              Companies             7/16/2003
-----------------------------------------------------------------------------------------------------------------------------------
    Casualty insurance for tangible assets                                   [Currently in negotiations for renewal]
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    Workers compensation insurance and unemployment insurance                [See Note (1) at Accrual Basis - 4]
-----------------------------------------------------------------------------------------------------------------------------------